Exhibit 99.2

Sonus Proposed Acquisition of Performance Technologies, Inc. (PT) December 13, 2013

The information in this release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to a number of risks and uncertainties. All statements other than statements of historical facts contained in this report are forward-looking statements. Without limiting the foregoing, the words “anticipates”, “believes”, “could”, “estimates”, “expects”, “intends”, “may”, “plans”, “seeks”, “projects” and other similar language, whether in the negative or affirmative, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Examples of forward-looking statements include, but are not limited to, statements regarding the following: the parties’ ability to close the transaction and the expected closing date of the transaction; the anticipated benefits and synergies of the transaction; the anticipated future combined operations, products and services; the impact of the transaction on Sonus’ financial results, business performance and product offerings; and projected growth in the DSC market. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to, uncertainties as to the timing and results of the PT stockholder vote; the possibility that various closing conditions for the transaction may not be satisfied or waived; the effects of disruption from the transaction, making it more difficult to maintain relationships with employees, customers, business partners or governmental entities; the success of the companies in implementing their integration strategies; the actual benefits realized from this transaction; disruptions to our business and financial conditions as a result of this transaction or other investments or acquisitions; the timing of our recognition of revenues; our ability to recruit and retain key personnel; difficulties supporting our new strategic focus on channel sales; difficulties retaining and expanding our customer base; difficulties leveraging market opportunities; restructuring activities; litigation; actions taken by significant stockholders; difficulties providing solutions that meet the needs of customers; market acceptance of our products and services; rapid technological and market change; our ability to protect our intellectual property rights; our ability to maintain partner, reseller, distribution and vendor support and supply relationships; higher risks in international operations and markets; the impact of increased competition; currency fluctuations; changes in the market price of our common stock; and/or failure or circumvention of our controls and procedures. Important factors that could cause actual results to differ materially from those in these forward-looking statements are discussed in Part I, Item 2 "Management's Discussion and Analysis of Financial Condition and Results of Operations", Part I, Item 3 "Quantitative and Qualitative Disclosures About Market Risk" and Part II, Item 1A "Risk Factors" in the Company's most recent Quarterly Report on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. We therefore caution you against relying on any of these forward-looking statements, which speak only as of the date made. Sonus is a registered trademark of Sonus Networks, Inc. All other company and product names may be trademarks of the respective companies with which they are associated. Important Information Regarding Forward-Looking Statements

Key Takeaways ~ Sonus Acquisition of PT expected to:

Sonus Confirms Guidance for Q4 and Full Year 2013

1) Expand TAM by 50%
   - Nearly all of the Diameter market opportunity is in future years
     - 42% 4-yr CAGR, reaching nearly $1 billion in 2017
   - Expand Sonus TAM by 50% to nearly $3 billion in 2017
2) Strengthen virtualization strategy, in line with architectural shift to NFV and cloud computing
   - Expand and diversify portfolio with integrated, virtualized Diameter and SBC solution
3) Accelerate mobility strategy
   - Add Diameter Signaling capabilities required in all-IP, IMS 4G/LTE (Long Term Evolution) networks
4) Be accretive to Sonus EPS on a non-GAAP basis for full year 2015; mildly dilutive (2 cents or less) in 2014

2014 Investor Day ~ March 2014

3 TAM Source: ExactVentures

Sonus

Transaction Definitive Agreement for Sonus to Acquire PT Price $3.75 per PT share Valued at ~$30mm, net of PT’s cash and excluding transaction fees/costs Purchase price reflects 26% premium to PT’s closing stock price on December 12, 2013 Consideration 100% Cash Timing Expected to close during Q1 2014 subject to: PT stockholder vote Satisfaction of other customary closing conditions Financial Impact (assuming Q114 close) Accretive to Sonus EPS on non-GAAP basis for full year 2015; mildly dilutive (two cents or less) in 2014 Transaction Overview

NASDAQ: PTIX Founded 1981 IPO 1996 HQ: Rochester, NY 114 Employees 2013 YTD Financials $21mm Revenue $14mm Cash No Debt Company with Both Diameter and Core Signaling Expertise 18-year Heritage in Core SS7 Signaling Diameter Launched 2012 Performance Technologies Overview Note: YTD period is for the nine months ended 9/30/13

1 2 3 Transaction Rationale ~ Expected to: Expand TAM in High Growth Adjacent Market Strengthen Sonus’ Virtualization Strategy Accelerate Sonus’ Mobility Strategy

1 2 3 Transaction Rationale ~ Expected to: Expand TAM in High Growth Adjacent Market Strengthen Sonus’ Virtualization Strategy Accelerate Sonus’ Mobility Strategy

LTE Driving Demand for Diameter Dynamics Create Exponential Increases in Data and Signaling Traffic, aka “Signaling Storm” Source: GSA (Global Mobile Suppliers Association)

Service Provider Challenges SS7 Diameter DSC LTE Terminal DSC IMS Core Diameter Signaling Controllers (DSC) Help Service Providers Scale and Manage Diameter Traffic

Sonus Anticipated TAM Expansion $MM 29% CAGR Acquisition Expected to Expand Sonus Addressable Market by 50% Source: SBC: ExactVentures October 2013; Diameter: Exact Venture August 2013 32% Combined CAGR 42% CAGR

Diameter Market Nascent with Market Share Up for Grabs Nearly all market opportunity in future years Best in class, focused SBC & Diameter solution Go-to-market through large TEMs Oracle/Tekelec lost over 20 points of market since 2012 due to increased competition* Sonus/PT Expected to Take Share PT adds expertise in both SS7 and Diameter, critical to success Both support a channel-friendly go-to-market strategy North America presents substantial opportunity for LTE Diameter Signaling traffic Market Dynamics Expected to Offer Large Growth Opportunity Cumulative ~$4B Market (FY13-FY18) *Source: Exact Ventures, Aug 2013 Estimated 2013 Market Share Through the Acquisition of PT, Sonus is Best Positioned to Capitalize on the Current Market Opportunity (Diameter Signaling Controller) Figure 1: DSC REvenue $1,200 $900 $600 $300 $0 2011 2012 2013 2014 2015 2016 2017 2018 Revenue in $ millions

1 2 3 Transaction Rationale ~ Expected to: Expand TAM in High Growth Adjacent Market Strengthen Sonus’ Virtualization Strategy Accelerate Sonus’ Mobility Strategy

Speed and Differentiation for Sonus and our Partners Cost Savings, Scale and Efficiency for Our Customers Extension of Sonus NFV Leadership Service Provider 2 SBC5xxx SBC5xxx DEA DEA SIP DIAMETER Service Provider 1 DRA DRA Integrated DEA/SBC SIP + Diameter Integrated DEA/SBC DRA DRA

1 2 3 Transaction Rationale ~ Expected to: Expand TAM in High Growth Adjacent Market Strengthen Sonus’ Virtualization Strategy Accelerate Sonus’ Mobility Strategy

Expected Acceleration of Mobility Strategy

Key Takeaways ~ Sonus Acquisition of PT expected to:

Sonus Confirms Guidance for Q4 and Full Year 2013

1) Expand TAM by 50%
   - Nearly all of the Diameter market opportunity is in future years
     - 42% 4-yr CAGR, reaching nearly $1 billion in 2017
   - Expand Sonus TAM by 50% to nearly $3 billion in 2017
2) Strengthen virtualization strategy, in line with architectural shift to NFV and cloud computing
   - Expand and diversify portfolio with integrated, virtualized Diameter and SBC solution
3) Accelerate mobility strategy
   - Add Diameter Signaling capabilities required in all-IP, IMS 4G/LTE (Long Term Evolution) networks
4) Be accretive to Sonus EPS on a non-GAAP basis for full year 2015; mildly dilutive (2 cents or less) in 2014

2014 Investor Day ~ March 2014

16
TAM Source: ExactVentures

Sonus

In connection with the proposed merger, PT plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”). Additionally, PT and Sonus will file other relevant materials in connection with the proposed acquisition of PT by Sonus pursuant to the terms of the Merger Agreement by and among Sonus, PT, and Purple Acquisition Subsidiary, Inc. The definitive proxy statement will be sent to stockholders of PT and will contain important information about PT, Sonus, the proposed merger and related matters. Investors and security holders of PT are urged to read the definitive proxy statement and other relevant materials carefully when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger. Sonus and PT, and their respective directors, executive officers, and other members of their management team and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of PT stockholders in connection with the transactions contemplated by the merger agreement. Information regarding Sonus’ directors and executive officers is contained in Sonus’ Annual Report on Form 10-K for the year ended December 31, 2012 and its proxy statement dated April 25, 2013, and other relevant materials filed with the SEC, when they become available. Investors and security holders may obtain detailed information regarding the names, affiliations and interests of certain of PT’s executive officers and directors in the solicitation by reading PT’s most recent Annual Report on Form 10-K for the year ended December 31, 2012, its proxy statement dated April 22, 2013, and other relevant materials filed with the SEC when they become available. Information concerning the interests of PT’s participants in the solicitation, which may, in some cases, be different from those of PT’s stockholders generally, will be set forth in the proxy statement relating to the merger when it becomes available. As of December 9, 2013, PT’s directors and executive officers beneficially owned 1,897,488 shares (of which 909,584 shares are issuable upon exercise of options currently exercisable), or 15.8%, of PT’s common stock. The materials to be filed by Sonus and PT with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from PT when filed by contacting PT Investor Relations by e-mail at finance@pt.com or by telephone at 1-585-784-7276. Additional Information About the Merger and Where to Find It

Thank You Patti Leahy Vice President, Investor Relations +1 978-614-8440 pleahy@sonusnet.com